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                                                                   EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT


Texas Utilities Company:

We consent to the incorporation by reference in Registration Statement No. 33-59759 on Form S-8 of our report dated September 4, 1996, appearing in this Annual Report on Form 11-K of the Deferred and Incentive Compensation Plan of the Texas Utilities Company System for the year ended June 30, 1996.





DELOITTE & TOUCHE LLP

Dallas, Texas
September 4, 1996





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